FOUR CORNERS PROPERTY TRUST NYSE: FCPT INVESTOR PRESENTATION | OCTOBER 2019 www.fcpt.com 1 | FCPT | OCTOBER 2019

FORWARD LOOKING STATEMENTS AND DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief or expectations of Four Corners Property Trust (the “Company” or “FCPT”), including, but not limited to, statements regarding: operating and financial performance; announced transactions; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non- GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 29 of this presentation. 2 | FCPT | OCTOBER 2019

AGENDA Company Overview and Business Update Page 3 Key Investor Highlights Page 14 Appendix Page 20 3 | FCPT | OCTOBER 2019

OVERVIEW OF FCPT  FCPT is the only public net-lease REIT focused primarily on the acquisition and ownership of high-quality restaurant properties  FCPT’s portfolio consists of 6501 properties under long-term, net leases that are diversified by geography and brand; 421 of these properties are leased to Darden  FCPT began with 100% Darden-operated restaurants across five brands and today has 74% Darden properties and 36 additional brands  Tenants are 75% investment grade with positive operating trends, fulsome public disclosure, and strong tenant EBITDAR to rent coverage of 4.8x  FCPT’s strategy is to grow and diversify the portfolio through acquisitions and sale-leasebacks, while maintaining low leverage and a flexible unsecured capital structure to support diversification  FCPT has an equity market capitalization of $1.9 billion and a total market capitalization of $2.6 billion2, and has proven its ability to access equity and debt markets at attractive pricing _ Figures as of 9/30/2019, unless otherwise noted 1. FCPT owns 650 properties as of 9/30/2019, with 651 leases including two dual tenant properties and excluding one vacant property. 2. Based on a share price of $28.28 as of 9/30/2019. 4 | FCPT | OCTOBER 2019

COM PAN Y M OM ENTUM SINCE INCEPTI ON I N NOV E MBER 2015 At Inception As of 9/30/2019 Team Members 4 +15 19 +$36.5 million / Annual Base Rent1 $94.4 million $130.9 million +38.7% Properties 418 +232 / +55.5% 650 Brands 5 +36 41 Tenant EBITDAR to 4.2x +0.6x 4.8x Rent Coverage % Darden 100% -26% 74% Overhead Efficiency3 10.0% -1.9% 8.1% Equity Market Cap $848 million +$1.1 billion $1.9 billion Enterprise Value2 $1.3 billion +1.3 billion $2.6 billion 1. Figure represents current scheduled minimum contractual rent as of date. 2. Please refer to page 8 for enterprise value calculation. 3. Overhead Efficiency defined as annualized cash G&A expense divided by annual cash base rent. 5 | FCPT | OCTOBER 2019

HIGH QUALITY PORTFOLIO



Olive Garden
chili's
KFC
BURGER KING

FCPT Portfolio Summary

Properties:	• 650 Properties • 75% Investment grade tenancy • 41 brands
Geography:	• 45 states • Highly diversified by geography with largest markets representing only 12.0% (Texas) and 11.1% (Florida) of NOI
Term Remaining:	• 11.5 years • Less than 4% of NOI expiring before 2027
Annual Base Rent (Cash):	$130.9 million[1]
Tenant EBITDAR / Rent Coverage:	4.8x
Annual Rent Escalation:	Average annual cash rent increases of ~1.5% through December 31, 2029
Net Lease Structure:	Net leases with tenant typically responsible for repair and maintenance costs, property tax, insurance and building restoration Predominantly individual leases to allow landlord flexibility

Casual, Family & Fine Dining

Quick Service & Fast Casual

Data as of 9/30/2019.

1. Represents current scheduled minimum contractual rent as of 9/30/2019.

6 | FCPT | OCTOBER 2019

FCPT

COMPANY MOMENTUM SINCE INCEPTION IN NOVEMBER 2015


Olive Garden
chili's
KFC

Market Access & Capital Raising Highlights since inception

- Total shareholder return (share price appreciation and dividends[1]) since spin-off of +155%
- Demonstrated access to the full range of capital markets with $428 million of equity and debt capital raised
- Recycled capital accretively
  - Sold seven properties since October 2016 at an average 4.9% cap rate for $63 million of proceeds
- Raised $203 million of equity to support acquisitions
  - December 2016 through September 2019: ATM equity program has been utilized to raise $102 million
  - August 2018: Oversubscribed, inaugural primary follow-on offering for $101 million of gross proceeds
  - April 2019: Initiated equity ATM forward for ~$47 million of gross proceeds; FCPT expects to fully physical settle the forward in Q4 2019
- Strengthened balance sheet by raising fixed-rate, long-term debt and by extending / laddering the credit facility
  - January 2017: Rated BBB- by Fitch
  - June 2017: Issued debut $125 million Private Note
  - September 2017: Recast and extended $650 million Credit Facility with reduced interest rates
  - December 2018: Issued $100 million Private Note
  - December 2018: Extended $300 million of Credit Facility to improve debt maturity laddering

1. Represents Total Shareholder Return for FCPT from inception in November 2015 through the September 30, 2019 stock price of $28.28, and assuming dividends are reinvested.

7 | FCPT | OCTOBER 2019

FCPT

SUMMARY CAPITALIZATION AND FINANCIALS 1 Capitalization FCPT Current Trading Metrics FCPT Current 3 ($ million, except per share) Current1 Annual Base Rent ($ million) $130.9 Share price (9/30/2019) $28.28 Implied Cap Rate 5.1% 4 Shares and OP units outstanding (millions) 68.7 Price / AFFO Multiple 19.1x Equity value $1,943 Annualized Dividend per share 5 $1.15 Debt: Dividend Yield 6 4.1% Bank term debt $400 Revolving credit facility $0 Unsecured private notes $225 Total market capitalization ("TMC") $2,568 Less: Adjusted cash ($10) Enterprise value ("EV") $2,558 Adjusted EBITDAre $127.3 1 Credit Metrics Current Net debt7 to enterprise value 24.0% Net debt7 to adjusted EBITDAre2 4.8x ___________________ 1. Figures represent FCPT financials as of and for three months ended 9/30/2019. 2. Represents Q3 2019 annualized results. See page 30 for reconciliation of net income to adjusted EBITDAre and page 29 for non-GAAP definitions. 3. Figure represents current scheduled minimum contractual rent as of 9/30/2019. 4. Based on FCPT share price as of 9/30/2019 and median equity analyst AFFO estimate for 2020 of $1.48 per share. 5. Based on quarterly cash dividend of $0.2875 per share declared on 9/23/2019, annualized. The declaration of future dividends will be at the discretion of FCPT’s board of directors. 6. Dividend yield calculated based on the price per share as of 9/30/2019 and declared dividend per share for the most recent quarter, annualized. 7. Net debt figure (in $mms) represents total debt ($625) less cash and cash equivalents ($29) less dividends payable ($19) as of 9/30/2019 8 | FCPT | OCTOBER 2019

OUTPARCEL STRATEGY: RECAP AND UPDATE ON ANNOUNCEMENTS


Olive Garden
chili's
KFC

- Mall / shopping center outparcels are typically low rent, ground leased properties, with strong brands, and corporate operators and lease guarantors
- FCPT has closed on $88.0 million / 56 properties of outparcel transactions since October 2017. Counterparties have included WPG, PREIT, Rouse and others. The parcelization process can take 3 to 12+ months in difficult jurisdictions
- FCPT recently announced three new large outparcel portfolios, WPG II (7/24), Brookfield (10/2) and Seritage (10/30)
- Due to the size of the recent announcements, FCPT is providing the below summary of the announced outparcel transactions. Note: this summary does not include other unannounced transactions in FCPT's pipeline

Outparcel Portfolio Comparison[1]

(Number / in $millions)	Other Outparcels Already Closed[2]	WPG I	WPG II	Brookfield	Seritage		Total Closed & Pipeline
Announced (Properties / Price)	18 / $25.9	44 / $70.2	20 / $37.8	24 / $46.4	23 / $68.4		$248.7
...of which Closed	*18 / $25.9*	*36 / $57.0*	*2 / $5.1*	*None*	*None*		*56 / $88.0*
<u>Demographics:</u>							
Population (3-mile)	45,253	63,114	73,705	59,276	83,758		65,380
Average HHI (3-mile)	$70,181	$78,225	$80,430	$77,646	$81,272		$78,549
Traffic (vehicles per day)	31,789	31,901	33,736	24,578	40,847		32,691
Remaining to be Closed as of 9/30/2019							
Purchase Price ($ millions)		$13.2	$32.8	$46.4	$68.4	$160.7	
Leases		8 Leases	18 Leases	24 Leases	26 Leases	76 Leases	
Price per Lease ($ millions)		$1.6	$1.8	$1.9	$2.6	$2.1	
Rent per square foot		$24	$24	$15	$28	$21	

1. The announced transactions are each subject to customary closing conditions, diligence and regulatory approvals and there can be no assurance that these transactions will be consummated on the contemplated timeline, or at all, or that the Company's actual results will not differ materially from the figures set forth above.
2. Represents outparcel deals other than WPG that have closed as of 9/30/2019.
3. Seritage figure of $68.4 million includes FCPT's estimated capital expenditures related to leasing the final inline space at one of the multi-tenant properties. Without the expense, the total consideration is approximately $67.9 million.

9 | FCPT | OCTOBER 2019

FCPT

RUN-RAT E BASE RENT BRIDGE Estimated Annualized Base Rent ($mm) $141.7 $130.9 $160.7 million of pipeline via large outparcel portfolios FCPT WPG I WPG II Brookfield Seritage FCPT+ 2 (9/30/2019)1 (remaining) (remaining) Announced 1. Represents current scheduled minimum contractual cash rent as of 9/30/2019. 2. The Base Rent estimates set forth above reflect management’s estimate for announced transactions through October 29th, 2019 and not yet closed as of 9/30/2019. The transactions used in the estimates above are each subject to customary closing conditions, diligence and regulatory approvals. The estimates set forth above may be subject to fluctuations as a result of several factors and there can be no assurance that the pending transactions will be consummated on the contemplated timeline, or at all, or that the Company’s actual results will not differ materially from the estimates set fort above. 10 | FCPT | OCTOBER 2019

FCPT EVOLUTION SINCE SPIN-OFF: SIGNIFICANT PROGRESS ON TENANT DIVERSIFICATION


Olive Garden
chili's
KFC
BURGER KING

Brand Exposure by Annualized Base Rent (ABR)


Olive Garden
LONGHORN STEAKHOUSE
20%
104 leases
6%
14 leases
74%
300 leases
Other Darden
Seasons 52
wildfish
Bahama Breeze
+38.7% in rent
Olive Garden
LONGHORN STEAKHOUSE
15%
106 leases
3%
13 leases
Other Darden[3]
8%
53 leases
chili's
56%
302 leases
Other Restaurants
18%
177 leases
34 brands
+8.3% in rent
Olive Garden
LONGHORN STEAKHOUSE
15%
111 leases
3%
14 leases
Other Darden[3]
8%
57 leases
chili's
52%
305 leases
Other Restaurants
21%
222 leases
50 brands
Non-Restaurant Retail
2% / 20 leases / 16 brands

Initial Portfolio at Spin:
418 Leases / 5 Brands
Annual Base Rent of $94.4 million
100% Darden Exposure

FCPT Portfolio Today (9/30/19)[1]:
651 Leases / 41 Brands
Annual Base Rent of $130.9 million[1]
74% Darden Exposure

FCPT Portfolio + Announced Pipeline[2]:
729 Leases / 73 Brands
Annual Base Rent of $141.7 million
69% Darden Exposure

1. Represents current scheduled minimum contractual cash rent as of 9/30/2019.
2. Represents current scheduled minimum contractual cash rent as of 9/30/2019, and announced pipeline that has not yet closed from WPG 1.0, WPG 2.0, Brookfield and Seritage portfolio transactions. The announced transactions are each subject to customary closing conditions, diligence and regulatory approvals and there can be no assurance that these transactions will be consummated on the contemplated timeline, or at all, or that the Company's actual results will not differ materially from the figures set forth above.
3. Other Darden represents Bahama Breeze, Cheddar's, Seasons 52, and Eddie V's branded restaurants.

11 | FCPT | OCTOBER 2019

FCPT

FUNDING THE PIPELINE Between the existing $46 million equity forward and undrawn revolver, FCPT has capital to fund the announced pipeline while staying below its leverage threshold of 5.5x - 6.0x Net Debt / EBITDAre  Well-positioned balance sheet to fund the $160.7 million of announced but not yet closed outparcel pipeline1  As of the end of Q3 2019, FCPT has a Net Debt / EBITDAre of 4.8x and has full availability on its $250 million revolving credit facility.  FCPT initiated equity ATM forward for ~$46 million of gross proceeds in April 2019; FCPT expects to fully physically settle the forward in Q4 2019  Adjusting net debt for cash proceeds from physically settling the entire forward ATM, Net Debt / EBITDAre is 4.5x as of 9/30/2019.  After reflecting expected proceeds from physically settling the equity forward, FCPT would have incremental capital needs of ~$115 million for the remainder of the announced pipeline. If all of this were funded with debt, FCPT estimates its Net Debt / EBITDAre to be 5.3x  Note this math is illustrative and FCPT will reserve flexibility to fund acquisitions opportunistically2 ___________________ 1. Announced as of 10/29/2019 and unadjusted for propertes closed since 9/30/2019. 2. The announced transactions are each subject to customary closing conditions, diligence and regulatory approvals and there can be no assurance that these transactions will be consummated on the contemplated timeline, or at all, or that the Company’s actual results will not differ materially from the figures set forth above. 12 | FCPT | OCTOBER 2019

FCPT BALANCE SHEET AND PORTFOLIO CREATE A STRONG PLATFORM FOR GROWTH  High quality portfolio of 650 properties diversified geographically and by concept across 45 states and 41 tenant brands  Stable rental stream, 100% anchored with service retail tenants and 75% investment grade tenancy with long-term lease-life of 11.5 years and strong 4.8x tenant rent coverage  Meaningful fixed increases in contractual annual base rent  Proof of concept in large addressable restaurant net lease market, with $535 million of acquisitions representing 239 properties since July 2016 through 9/30/2019  Flexibility to close both small granular deals and large portfolio transactions  Strong credit profile with access to investment grade debt market and strong liquidity  Conservative financial position with 4.8x net leverage, amongst the lowest in net lease REIT sector  Clear visibility into 2020 AFFO growth as announced transactions close ____________________ Figures as of 9/30/2019. 13 | FCPT | OCTOBER 2019

AGENDA Company Overview and Business Update Page 3 Key Investor Highlights Page 14 Appendix Page 20 14 | FCPT | OCTOBER 2019

GEOGRAPHIC DIVERSIFICATION



Olive Garden
chili's
KFC
BURGER KING

650 Properties

45 States

41 Brands

4.4 mm sq ft



WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
VT
NH
ME
MA
CT
RI
Annualized Base Rent (%)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

Portfolio at Inception

Olive Garden, Seasons 52, Wildfish Seafood Grille, LongHorn Steakhouse, Bahama Breeze Island Grille

Acquired Brands

Burger King, Red Lobster, Bob Evans, Chili's, Del Taco, Denny's, Arby's, Starbucks Coffee, Carl's Jr., Panda Express, KFC, Sonic, McAlister's Deli, Noodles & Company, Applebee's, Texas Roadhouse, Cheddar's, Zaxby's, IHOP, Wendy's, Krystal, Carrabba's Italian Grill, Buffalo Wild Wings, Fazoli's, Chick-fil-A, McDonald's, BJ's Restaurant Brewhouse, Applebee's, Hardee's, MOD, Rally's, Taco Bell, Steak 'n Shake, Pizza Hut, Panera Bread, Popeyes Louisiana Kitchen

Figures as of 9/30/2019. Excludes six owned / ground leased restaurants in the Kerrow Restaurant Operating Business.

15 | FCPT | OCTOBER 2019

FCPT

LEASE MATURITY SCHEDULE Long Term and Staggered Lease Maturities1 99.9% occupied2 as of 9/30/2019 Weighted average lease term of 11.5 years 15.6% Less than 4.0% of rental income 13.4% 13.9% 11.9% matures prior to 2027 11.5% 11.1% 7.9% 3.0% 3.2% 3.3% 0.7% 0.7% 0.7% 0.7% 0.6% 0.0% 0.2% 0.3% 0.7% 0.5% 0.2% 0.1% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 ___________________ Note: Excludes renewal options. All Data as of 9/30/2019. 1. Annualized cash base rent is calculated using the scheduled minimum contractual rent. 2. Occupancy based on portfolio square footage. 16 | FCPT | OCTOBER 2019

TRADING METRICS AND LEVERAGE FOR SELECTED NET LEASE REITS Price / 2020E AFFO Average: 19.5x 23.9x 23.0x 19.9x 19.7x 19.4x19.1x 18.8x 16.1x 15.1x Net debt + preferred / last quarter annualized EBITDAre Average: 5.3x 6.3x 5.6x 5.5x 5.4x 5.2x 5.2x 4.8x 4.7x 1 2 Source: Each company’s public filings as of 6/30/2019; Factset and SNL and price per share data as of 10/25/2019 Note: Companies may define adjusted annualized EBITDAre differently. Accordingly, such data for these companies and FCPT may not be comparable 1. Adjusted to reflect Q3 equity offering and repayment of Series E preferred. 2. Net debt for FCPT represents (in $ millions) total debt ($625) less cash and cash equivalents ($29) less dividends payable ($19) as of 9/30/2019. 17 | FCPT | OCTOBER 2019

FCPT’S PORTFOLIO COMPARES FAVORABLY ACROSS MAJOR METRICS Tenant EBITDAR/Rent Coverage 4.8x 3.5x Peer Average: 2.9x 2.6x 2.7x N/A N/A N/A ADC VEREIT Realty STORE Spirit National Retail FCPT % Investment Grade Tenants 75% 57% 49% 40% Peer Average: 38% 19% 25% N/A STOR NNN SRC VER O ADC FCPT ___________________________ Note: FCPT and ADC as of 9/30/2019 and other peer data from each company’s public filings as of 6/30/2019. N/A means non-reported information. FCPT may define or calculate figures reported differently from peers, and as such FCPT and peer data may not be comparable. 18 | FCPT | OCTOBER 2019

FCPT DEBT MATURITY SCHEDULE Predominantly Fixed Rate Debt with Staggered Maturities Staggered 5.1-year weighted (1) average term for notes/bonds Undrawn Revolver Capacity 84% fixed rate debt Unsecured Term Loan 3.7% weighted average cash interest rate Unsecured Notes Full availability on $250mm revolver $250 $150 $150 $150 $100 $75 $50 $50 $50 $0 $0 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 % of Total Debt 0% 0% 0% 24% 24% 24% 0% 8% 12% 8% Outstanding ___________________ Figures as of 9/30/2019. 1. The revolving credit facility expires on November 9, 2021 subject to FCPT’s availability to extend the term for two additional six-month periods to November 9, 2022 19 | FCPT | OCTOBER 2019

AGENDA Company Overview and Business Update Page 3 Key Investor Highlights Page 14 Appendix Page 20 20 | FCPT | OCTOBER 2019

BRAND DIVERSIFICATION


Olive Garden

chili's

KFC


FCPT Portfolio Brands

Rank	Brand Name	Leases	Square Feet (000s)	% of ABR[1]
1	Olive Garden	302	2,577	55.7%
2	Longhorn Steakhouse	106	590	15.1%
3	Chili's	53	293	8.2%
4	Red Lobster	20	149	3.5%
5	Burger King	22	70	2.3%
6	Bahama Breeze	9	84	2.2%
7	Bob Evans	16	88	2.0%
8	Buffalo Wild Wings	15	94	1.9%
9	KFC	20	57	1.2%
10	Arby's	13	41	1.0%
11	Taco Bell	8	20	0.6%
12	Seasons 52	2	18	0.6%
13	BJ's Restaurant	3	24	0.5%
14	McAlister's Deli	4	15	0.5%
15	Hardee's	5	16	0.4%

Rank	Brand Name	Leases	Square Feet (000s)	% of ABR[1]
16	McDonald's	4	17	0.4%
17	Wendy's	5	17	0.4%
18	Outback	3	19	0.3%
19	Pizza Hut	6	15	0.3%
20	Starbucks	4	9	0.3%
21	Texas Roadhouse	4	28	0.3%
22	Eddie V's	1	9	0.3%
23	Panera	3	17	0.2%
24	Steak N' Shake	3	11	0.2%
25	Popeyes	2	6	0.2%
26-41	Other[2]	18	67	1.3%
	Total Lease Portfolio[3]	651	4,353	100%

1. Represents current scheduled minimum contractual cash rent as of 9/30/2019, annualized cash base rent as defined in glossary.
2. Other includes 2 leases from Chick-fil-A and IHOP and 1 lease from each of the following brands, in order of rent percentage: Carrabba's, Zaxby's, Cheddar's, Denny's, Panda Express, Mod Pizza, Applebee's, Noodles & Company, Del Taco, Sonic, Rally's Hamburgers, Krystal, Carl's Jr., and Fazoli's.
3. Represents total lease count, excludes one vacant property.

21 | FCPT | OCTOBER 2019

FCPT

FCPT ACQUISITION PHILOSOPHY AND UNDERWRITING CRITERIA


Olive Garden

chili's

KFC

BURGER KING

Acquisition Philosophy

- Acquire nationally recognized branded restaurants that are well located with creditworthy lease guarantors
- Purchase assets only when accretive to cost of capital
- Increase diversification by targeting different brands, meal price-points, cuisine types, and geographies

Underwriting Criteria

- Acquisition criteria is approximately split 50% / 50% between credit and real estate metrics
- Initial screening decisions are informed by a property scorecard based on these metrics, but investment decisions ultimately rely on thorough credit and property-level diligence

Credit Criteria (~50%):
- Guarantor credit
- Brand durability
- Store performance
- Rent-to-sales
- Lease term

Real Estate Criteria (~50%):
- Location
- Re-use potential
- Lease structure
- Absolute rent
- Rent growth



22 | FCPT | OCTOBER 2019

FCPT

INVESTMENT OPPORTUNITY SOURCING FCPT is principally building its acquisition pipeline through five channels: 1) Mall and Shopping Center Outparcels: FCPT has announced several portfolio transactions with mall and shopping center REITs and continues to work on replicating this strategy. The added complexity and delayed closing timeframe for these deals gives FCPT an advantage over non-institutional investors. 2) Large Sale-Leaseback Transactions: These transactions are large in scale, but infrequently available. They typically have a competitive bidding process amongst institutional investors. Both the Brinker and Bob Evans sale-leaseback transactions are examples. 3) Fully Marketed Broker Sourcing: The investment team is in close contact with net lease brokers across the country and reviews marketed properties on a daily basis. Although there is strong competition in this market, FCPT is able to secure deals due to its strong reputation for timely execution. 4) Repeat Tenant Transaction: FCPT’s tenant base includes many strong franchisee and corporate operators. FCPT has endeavored to build strong relationships with its tenants, and, as a result, receives opportunities for off-market and repeat sale-leaseback transactions for many of these restaurant operators. 5) Consolidating Franchisees: The franchisee industry is highly fragmented, but is undergoing consolidation and growth by top players. FCPT partners with large franchisees on real estate transactions as they grow their operations. 23 | FCPT | OCTOBER 2019

FOOD & BEVERAGE AMONG MOST E-COMMERCE RESILIENT RETAIL CATEGORIES US eCommerce Penetration by Retail Category (2019) 60% 51% 50% 39% 40% 32% 31% 30% 26% 21% 20% 10% 10% 4% 2% 0% Books, Music & Computer & Office Equipment Toys & Hobby Apparel & Furniture & Home Health, Personal Auto & Parts Food & Beverage Video Consumer & Supplies Accessories Furnishings Care & Beauty Electronics Online / digital sales penetration has remained low within restaurants ___________________ Source: Statista: E-commerce share of total retail revenue in the United States as of February 2019, by product category 24 | FCPT | OCTOBER 2019

CONSUMER FOOD SPENDING Consumers Spend More on Dining Than on Groceries $70 Grocery Stores Bars and Restaurants $60 $50 $40 $30 Total Sales (Billions) Total Eat Out at Least Once Per Week: $20 Millenials 49% Gen X 43% Boomers 35% $10 $0 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 191 ___________________ Source: Marcus & Millichap Research Services, U.S. Census Bureau, “Outlook on the Millennial Consumer 2014” report, The Heartman Group, Pew Research, Morgan Stanley 1. Through April 2019. 25 | FCPT | OCTOBER 2019

VAST ADDRESSABLE MARKET WITHIN RESTAURANT INDUSTRY SUBSECTORS US GDP – $19.4 Trillion Consumption Investment Government $13.4T $3.2T $3.4T Net Exports Retail Sales -$0.6T $5.7T Restaurants (~9.4% of Retail Sales, $535bn) Quick Family Fine Quick Service & Fast Casual Casual Dining Casual / Buffet Dining $250bn $206bn $29bn $32bn $20bn Sand- Mex- Other Varied Mex- Sea- Hamburger Pizza Coffee Chicken Italian Asian Steak Other wich ican QSR Menu ican food $83bn $42bn $31bn $27bn $28bn $24bn $20bn $16bn $31bn $23bn $42bn $91bn $16bn $12bn FCPT Target          ~  ~    ~ ~ ___________________ Note: Data reflects estimated sales for each respective subsector or industry. Source: Technomic, Census Bureau, Bureau of Economic Analysis, Wall Street Research as of January 2019; all Data as of December 2017. 26 | FCPT | OCTOBER 2019

RAPID FRANCHISEE CONSOLIDATION CREATES REAL ESTATE OPPORTUNITIES IN RESTAURANT INDUSTRY Units Owned by the Top 200 Franchisees Average units per Top 200 Franchisees 141 28,109 7.3% CAGR 135 From 2011-2017 26,993 126 25,176 116 23,177 109 21,831 102 20,331 92 18,408 17,887 89 85 16,915 16,715 82 84 16,030 16,489 80 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 The franchisee industry is highly fragmented, but undergoing consolidation and growth by top players, presenting new partnership opportunities for FCPT ___________________ Source: Franchise Times: Restaurant 200 (August 2018) 27 | FCPT | OCTOBER 2019

THOUGHTFUL BRAND SELECTION Brand Average Sales Volume ($000s) $10,495 $6,000 Casual Dining $5,000 FCPT focuses on national brands Fast Casual with strong sales volumes and market appropriate rents $4,000 Quick Service $3,000 $2,000 $1,000 $0 FCPT pursues properties within the median range of Casual Dining, Fast Casual and Quick Service; Concepts with mid-level sales volumes provide rent support, while keeping rent at replaceable levels in case of vacancy Source: Brand average sales per Nation’s Restaurant News Top 200 (2019 edition, uses 2018 sales volumes). 28 | FCPT | OCTOBER 2019

GLOSSARY AND NON-GAAP DEFINITIONS


Olive Garden
chili's
KFC

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP.

ABR refers to Annual Cash Base Rent as of 9/30/2019 and represents monthly contractual cash rent, excluding percentage rents, from properties owned fee-simple or ground leased, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period.

EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization.

EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts ("NAREIT") as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses.

Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt.

We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs.

Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information, representing approximately 94% of our ABR. For Darden, EBITDAR is updated twice annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants.

Tenant EBITDAR coverage is calculated by dividing our reporting tenants' most recently reported EBITDAR by annual in-place cash base rent.

Funds From Operations ("FFO") is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition.

Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income.

Adjusted Funds From Operations "AFFO" is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO:

1. Transaction costs incurred in connection with the acquisition of real estate investments
2. Stock-based compensation expense
3. Amortization of deferred financing costs
4. Other non-cash interest expense
5. Non-real estate depreciation
6. Merger, restructuring and other related costs
7. Impairment charges on non-real estate assets
8. Amortization of capitalized leasing costs
9. Straight-line rent revenue adjustment
10. Amortization of above and below market leases
11. Debt extinguishment gains and losses
12. Recurring capital expenditures and tenant improvements

AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.

29 | FCPT | OCTOBER 2019

FCPT

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE ($000s, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Unaudited 2019 2018 2019 2018 Net Income $ 18,409 $ 17,607 $ 53,946 $ 61,595 Adjustments: Interest expense 6,665 4,934 19,969 14,667 Income tax expense 69 64 198 189 Depreciation and amortization 6,653 5,743 19,532 16,312 EBITDA(1) 31,796 28,348 93,645 92,763 Adjustments: Gain on dispositions and exchange of real estate - - - (11,107) Provision for impairment of real estate - - - - EBITDAre (1) 31,796 28,348 93,645 81,656 Adjustments: Real estate transaction costs 31 - 73 - Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 31,827 28,348 93,718 81,656 Annualized Adjusted EBITDAre $ 127,307 $ 113,392 $ 124,958 $ 108,875 ___________________________ (1) See glossary on page 29 for non-GAAP definitions. 30 | FCPT | OCTOBER 2019

FOUR CORNERS PROPERTY TRUST NYSE: FCPT INVESTOR PRESENTATION | OCTOBER 2019 www.fcpt.com 31 | FCPT | OCTOBER 2019